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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 8, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                    11-2904094
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(State or other jurisdiction     (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047

                          Black Warrior Wireline Corp.
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                 SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective February 8, 2006, we changed our corporate name to Warrior Energy Services Corporation from Black Warrior Wireline Corp. The change was effected by the merger of our wholly-owned subsidiary, Warrior Energy Services Corporation, into its parent corporation, Black Warrior Wireline Corp. The Certificate of Ownership and Merger provided that our corporate name, Black Warrior Wireline Corp., as the surviving corporation in the merger, was changed to Warrior Energy Services Corporation.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.   OTHER EVENTS

         On February 8, 2006, we issued a press release announcing that we had changed our corporate name to Warrior Energy Services Corporation. The text of the press release is attached as an exhibit to this current report.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (a)  Financial statements of businesses acquired.

                  Not applicable.

             (b)  Pro forma financial information.

                  Not applicable.

             (c)  Exhibits.

                  3.1 Certificate of Ownership and Merger merging Warrior Energy Services Corporation with and into Black Warrior Wireline Corp. effective February 8, 2006.
                  99.1 Press Release dated February 8, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BLACK WARRIOR WIRELINE CORP.





Dated:  February 8, 2006                    By:  /s/ William L. Jenkins
                                                 ----------------------
                                                 William L. Jenkins, President





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                                INDEX TO EXHIBITS







3.1 Certificate of Ownership and Merger merging Warrior Energy Services Corporation with and into Black Warrior Wireline Corp. effective February 8, 2006.

99.1     Press Release dated February 8, 2006.







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